UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2022

INGREDION INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-13397	22-3514823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Westbrook Corporate Center Westchester, Illinois	60154-5749
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 551-2600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    On May 20, 2022, Ingredion Incorporated (the “Company”) held its 2022 annual meeting of stockholders (the “2022 annual meeting”). At the 2022 annual meeting, the Company’s stockholders voted on three proposals, which are described in the Company’s proxy statement filed on Schedule 14A with the Securities and Exchange Commission on April 7, 2022.

(b)    As of the record date for the 2022 annual meeting, an aggregate of 66,496,158 shares of the Company’s common stock were outstanding and entitled to vote at the meeting. Each share of common stock is entitled to one vote per share.

The final voting results with respect to each proposal voted upon at the 2022 annual meeting are set forth below.

Proposal 1

The holders of the outstanding shares of the Company’s common stock elected to the Board of Directors of the Company each of the 11 nominees specified in the 2022 proxy statement, based on the following numbers of votes:

Name	For	Against	Abstentions	Broker Non-Votes
David B. Fischer	54,371,768	825,402	71,284	4,301,953
Paul Hanrahan	53,966,356	1,197,528	104,570	4,301,953
Rhonda L. Jordan	53,933,347	1,260,209	74,898	4,301,953
Gregory B. Kenny	53,094,395	2,070,111	103,948	4,301,953
Charles V. Magro	54,981,675	174,563	112,216	4,301,953
Victoria J. Reich	54,401,019	802,149	65,286	4,301,953
Catherine A. Suever	54,937,899	265,857	64,698	4,301,953
Stephan B. Tanda	54,443,247	715,046	110,161	4,301,953
Jorge A. Uribe	54,392,886	770,030	105,538	4,301,953
Dwayne A. Wilson	54,167,244	985,590	115,620	4,301,953
James P. Zallie	54,685,814	432,224	150,416	4,301,953

Each nominee elected to the Board of Directors at the 2022 annual meeting was elected for a term of one year and until his or her successor has been elected and qualified or until the director’s earlier death, resignation, or removal.

Proposal 2

The holders of the outstanding shares of the Company’s common stock approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2022 proxy statement, based on the following numbers of votes:

For	Against	Abstentions	Broker Non-Votes
52,852,044	2,273,252	143,158	4,301,953

Proposal 3

The holders of the outstanding shares of the Company’s common stock ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022, based on the following numbers of votes:

For	Against	Abstentions
58,244,439	1,278,129	47,839

There were no broker non-votes with respect to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2022	Ingredion Incorporated

	By:	/s/ Tanya M. Jaeger de Foras
Tanya M. Jaeger de Foras
Senior Vice President, Chief Legal Officer, Corporate Secretary and Chief Compliance Officer